UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Keurig Dr Pepper Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Keurig Dr Pepper Inc. Annual Meeting of Stockholders Wednesday, June 18, 2025 11:00 AM, Eastern Time Annual Meeting to be held live via the Internet. Please visit www.proxydocs.com/KDP for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/KDP For a convenient way to view proxy materials, VOTE, and attend the meeting go to www.proxydocs.com/KDP To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 6, 2025. Unless requested, you will not otherwise receive a paper or email copy. SEE REVERSE FOR FULL AGENDA Statement Meeting Materials: & Annual Notice Report of on Meeting Form 10-K and Proxy Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 18, 2025 for Stockholders of Record as of April 21, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/KDP Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting proxy materials by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting proxy materials. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Keurig Dr Pepper Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. To elect the nine director nominees named below to hold office for a one-year term and until their respective successors shall have been duly elected and qualified: 1.01 Timothy Cofer 1.02 Robert Gamgort 1.03 Oray Boston 1.04 Juliette Hickman 1.05 Pamela Patsley 1.06 Debra Sandler 1.07 Robert Singer 1.08 Mike Van de Ven 1.09 Lawson Whiting 2. To approve, on an advisory basis, Keurig Dr Pepper Inc.’s executive compensation. 3. To ratify the appointment of Deloitte & Touche LLP as Keurig Dr Pepper Inc.’s independent registered public accounting firm for fiscal year 2025. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.